ARTISAN SMALL CAP VALUE FUND

Summary Prospectus
February 1, 2013
Investor – ARTVX	Institutional – APHVX	as supplemented September 30, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information, online at http://hosted.rightprospectus.com/Artisan. You can also get this information at no cost by calling 1-800-344-1770 or by sending an e-mail request to artisanprospectus@rrd.com. The Fund’s current prospectus dated February 1, 2013, as supplemented July 22, 2013, July 31, 2013 and September 30, 2013, and the Fund’s current statement of additional information dated February 1, 2013, as supplemented September 30, 2013, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

Artisan Small Cap Value Fund seeks long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Investor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Exchange Fee	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investor	Institutional
Management Fees	0.94%	0.94%
Distribution (12b-1) Fees	None	None
Other Expenses	0.28	0.06
Acquired Fund Fees and Expenses[1]	0.01	0.01
Total Annual Fund Operating Expenses	1.23	1.01

[1]

“Acquired Fund Fees and Expenses” shown are for the fiscal year ended September 30, 2012 and are indirect expenses the Fund may incur from investing in an investment company (acquired fund). To the extent that the Fund invests in acquired funds, Total Annual Fund Operating Expenses in the table above will not correlate to the ratio of expenses to average net assets shown in the “Financial Highlights” in the Fund’s statutory prospectus, since the Financial Highlights reflect the operating expenses of the Fund and do not include fees and expenses of acquired funds.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$125	$390	$676	$1,489
Institutional	$103	$322	$558	$1,237

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28.17% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Artisan employs a fundamental investment process to construct a diversified portfolio of small-cap U.S. companies that Artisan believes are undervalued, in solid financial condition and have attractive business economics. Artisan believes companies with these characteristics are less likely to experience eroding values over the long term.

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Attractive Valuation. Artisan values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that Artisan believes would be reasonable. Artisan generally will purchase a security if the stock price falls below or toward the lower end of that range.

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Sound Financial Condition. Artisan favors companies with an acceptable level of debt and positive cash flow. At a minimum, Artisan tries to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders.

•	Attractive Business Economics. Artisan favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

The Fund often finds investment opportunities in companies that have one or more of the following characteristics:

•	Turnarounds. At times, the Fund invests in companies that have had poor results due to company-specific and/or industry-wide conditions that Artisan believes will not continue indefinitely.

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Companies in Transition. A company’s stock price may not reflect positive change in the business, such as new management, new products or a cyclical uptrend in an industry. Artisan tries to identify investments for the Fund ahead of broad recognition of changes that may be expected to cause the stock’s price to rise.

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Companies with Hidden Assets and Unrecognized Companies. Undervalued real estate, unrecognized business lines and other “hidden” assets may not be given enough credit by investors, providing investment opportunities for the Fund. Sometimes a company is little known to the investing public and lacks a following among investors, so it becomes undervalued.

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Earnings Shortfalls. The Fund may invest in a company, in a group or industry that is out of favor, or whose earnings have disappointed, causing its stock price to drop below Artisan’s estimate of the value of the business and creating the potential for patient investors to benefit when those earnings improve.

The Fund invests primarily in U.S. companies and, under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of small companies. The Fund defines a small company as one with a market capitalization less than three times the weighted average market capitalization of companies in the Russell 2000® Index. The Fund will not initiate a position in a company unless it has a market capitalization below $2 billion.

PRINCIPAL RISKS

Like all mutual funds that invest primarily in stocks, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. Artisan’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. The Fund’s principal risks include:

•	Stock Market Risks. The value of a company’s stock may rise or fall in response to company, market, economic or other news.

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Small Company Risks. Stocks of small companies tend to be more volatile and less liquid than stocks of large companies. Compared to large companies, small companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Small companies may have a shorter history of operations, less access to financing, and a less diversified product line – making them more susceptible to market pressures and more likely to have a volatile stock price. During some periods, stocks of small companies, as an asset class, have underperformed the stocks of larger companies.

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Value Investing Risks. Value stocks may fall out of favor with investors and underperform other asset types during given periods. The price of a company’s stock may never reach the level Artisan considers its intrinsic value.

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Risks of Emphasizing a Region, Sector or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

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Impact of Actions by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.

PERFORMANCE

This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

Calendar Year by Year Total Returns

Best Quarter	22.16%	(quarter ended 9/30/2009)
Worst Quarter	-24.21%	(quarter ended 12/31/2008)

Average Annual Total Returns

(For Periods Ended 12/31/2012)

The following table shows the average annual total returns and the change in value of two broad-based market indices over various periods ended December 31, 2012. The index information is intended to permit you to compare the Fund’s performance to broad measures of market performance.

After-tax returns are shown only for Investor Shares, and the after tax returns for Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account, or to investors who are tax-exempt.

For Periods Ended 12/31/12

	1-Year	5-Year	10-Year	Since Inception 9/29/97
Investor Shares[1]
Return before taxes	6.12%	5.26%	10.59%	9.65%
Return after taxes on distributions	5.64	4.76	9.17	8.12
Return after taxes on distributions and sale of Fund shares	4.63	4.45	8.94	7.91

Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	16.35	3.56	9.72	5.60
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	18.05	3.55	9.50	7.22

[1]

Because the Fund’s Institutional Shares do not have a full calendar year of performance, the information provided represents the returns of the Fund’s Investor Shares. Institutional Shares and Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Institutional Shares may be different from the performance of Investor Shares because the expense ratios associated with each class may be different.

Updated Fund performance information may be obtained by calling 800.344.1770 or visiting www.artisanfunds.com.

PORTFOLIO MANAGEMENT

Investment Adviser:

Artisan Partners Limited Partnership (“Artisan Partners”)

Portfolio Managers:

Name	Title	Length of Service
Scott C. Satterwhite	Managing Director and Portfolio Manager, Artisan Partners	Since 1997 (inception)
James C. Kieffer	Managing Director and Portfolio Manager, Artisan Partners	Since July 2000
George O. Sertl, Jr.	Managing Director and Portfolio Manager, Artisan Partners	Since May 2006
Daniel L. Kane	Portfolio Manager, Artisan Partners	Since September 2013

PURCHASE AND SALE OF FUND SHARES

Artisan Small Cap Value Fund is closed to most new investors. See “Investing with Artisan Funds – Who is Eligible to Invest in a Closed Artisan Fund?” in the Fund’s statutory prospectus for new account eligibility criteria.

Minimum Investments:

	Investor Shares	Institutional Shares
To open an account	$1,000	$1,000,000
To add to an account	$50	No minimum
Minimum balance required	$1,000	$1,000,000

The Fund may waive the initial minimum or accept a smaller initial investment amount under certain circumstances.

You may purchase or redeem shares by telephone, written request sent to the Fund by mail, or systematically (for Investor Shares) on any day that the New York Stock Exchange is open for regular session trading. Some redemptions require Medallion guarantees.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Investor Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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